Marketable Securities	9 Months Ended
Dec. 31, 2023
Marketable Securities
Marketable Securities

4. MARKETABLE SECURITIES

As at December 31, 2023, the fair value of its current holdings was $96,837 (March 31, 2023 - $139,284) and the positive change of fair value adjustment of $42,447 for the period ended December 31, 2023 (December 31, 2022 – positive change of fair value adjustment of $58,638). The marketable securities include 550,000 units (shares and warrants) of Carlyle Commodities Corp., a Canadian public company listed on TSXV Exchange.

As at December 31, 2023, the Company held the following marketable securities:

	Shares/Warrants Held	Cost	Fair Value	Fair Value Increase (Decrease)
	(#)	($)	($)	($)
Carlyle Commodities Corp – Shares	550,000	907,500	66,000	(841,500)
Carlyle Commodities Corp – Warrants	550,000	727,000	17,000	(710,000)
Other	1,329,189	14,237	13,837	(400)
Total	2,429,189	1,648,737	96,837	(1,551,900)